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                                                                   EXHIBIT 23(A)






                        CONSENTS OF KPMG PEAT MARWICK LLP
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The Board of Directors
The CIVISTA Corporation:



We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement No. 33-55491.



KPMG Peat Marwick LLP

/s/ KPMG Peat Marwick LLP




Cleveland, Ohio
October 26, 1994
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The Board of Directors
First Bancorporation of Ohio:



We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Form S-4 Registration Statement No. 33-55491.



KPMG Peat Marwick LLP

/s/ KPMG Peat Marwick LLP



Cleveland, Ohio
October 26, 1994